UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
SECURITIES AND EXCHANGE ACT OF 1934

February 28, 2005
Date of Report (Date of earliest event reported)

ARDEN REALTY LIMITED
PARTNERSHIP

(Exact name of registrant as specified in its charter)

Maryland	000-30571	95-4599813
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11601 Wilshire Boulevard

Fourth Floor
Los Angeles, California 90025

(Address of principal executive offices) (Zip Code)

(310) 966-2600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 1.1
Exhibit 4.1
Exhibit 4.3
Exhibit 5.1
Exhibit 99.1

Item 8.01. Other Events.

     On February 23, 2005, Arden Realty Limited Partnership executed an underwriting agreement for the issuance and sale of $300 million aggregate principal amount of 5.25% notes due March 1, 2015 as set forth in a Prospectus Supplement dated February 23, 2005 and the accompanying Prospectus dated February 9, 2005. The transaction closed on February 28, 2005. A press release announcing the closing of the transaction was issued on March 1, 2005. The press release is attached to this current report as Exhibit 99.1 and is incorporated by reference to this report. For additional information concerning these securities, refer to the exhibits contained in this current report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

1.1	Underwriting Agreement dated February 23, 2005, by and among Arden Realty Limited Partnership, as the issuer, and J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc., Credit Suisse First Boston LLC, Lehman Brothers Inc., Morgan Stanley & Co. Incorporated, A.G. Edwards & Sons, Inc., Lazard Frères & Co. LLC and Wells Fargo Securities, LLC, as the underwriters.

4.1	Form of 5.25% Note due March 1, 2015.

4.2	Indenture between Arden Realty Limited Partnership and The Bank of New York, as trustee, dated March 14, 2000 as filed as an exhibit to Arden Realty Limited Partnership’s registration statement on Form S-3 (No. 333-63918) and incorporated herein by reference.

4.3	Officer’s Certificate pursuant to the Indenture with resolutions attached.

5.1	Opinion of Venable LLP regarding the validity of the securities.

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges as filed as Exhibit 12.1 to Arden Realty Limited Partnership’s Form 8-K filed on February 22, 2005 and incorporated herein by reference.

99.1	Press release dated March 1, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARDEN REALTY LIMITED PARTNERSHIP

Date: March 1, 2005

	By:	/s/ RICHARD S. DAVIS

		Name:	Richard S. Davis
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

1.1	Underwriting Agreement dated February 23, 2005, by and among Arden Realty Limited Partnership, as the issuer, and J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc., Credit Suisse First Boston LLC, Lehman Brothers Inc., Morgan Stanley & Co. Incorporated, A.G. Edwards & Sons, Inc., Lazard Frères & Co. LLC and Wells Fargo Securities, LLC, as the underwriters.

4.1	Form of 5.25% Note due March 1, 2015.

4.2	Indenture between Arden Realty Limited Partnership and The Bank of New York, as trustee, dated March 14, 2000 as filed as an exhibit to Arden Realty Limited Partnership’s registration statement on Form S-3 (No. 333-63918) and incorporated herein by reference.

4.3	Officer’s Certificate pursuant to the Indenture with resolutions attached.

5.1	Opinion of Venable LLP regarding the validity of the securities.

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges as filed as Exhibit 12.1 to Arden Realty Limited Partnership’s Form 8-K filed on February 22, 2005 and incorporated herein by reference.

99.1	Press release dated March 1, 2005.